                                                                                                 EXECUTION COPY

                                      ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT AND ASSUMPTION AGREEMENT,  dated March 29, 2007, between Residential Funding Company, a Delaware limited  liability company ("RFC"),  and Residential  Accredit Loans,  Inc., a Delaware  corporation
(the "Company").

                                                   Recitals

               A.     RFC has entered  into  contracts  ("Seller  Contracts")  with  various  seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

               B.     The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter  defined)
sold to RFC pursuant to the Seller Contracts.

               C.     The Company,  RFC, as master  servicer,  and Deutsche  Bank Trust  Company  Americas,  as trustee  (the  "Trustee"),  are  entering  into a Series  Supplement,  dated as of March 1, 2007  (the  "Series
Supplement"),  and the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated as of  December  1, 2006
(collectively,  the  "Pooling  and  Servicing  Agreement"),  pursuant  to which the  Company  proposes to issue
Mortgage  Asset-Backed  Pass-Through   Certificates,   Series  2007-QS4  (the  "Certificates")   consisting  of
thirty-six  classes  designated as Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class II-A-1,  Class
II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class III-A-1,  Class III-A-2,  Class III-A-3, Class III-A-4,
Class III-A-5, Class III-A-6,  Class III-A-7,  Class III-A-8,  Class III-A-9,  Class III-A-10,  Class III-A-11,
Class IV-A-1,  Class IV-A-2,  Class IV-A-3,  Class V-A-1,  Class V-A-2, Class I-A-P, Class I-A-V, Class II-A-P,
Class II-A-V,  Class III-A-P,  Class III-A-V,  Class V-A-P,  Class V-A-V, Class R-I, Class R-II and Class R-III
Certificates;  and six classes  designated as Class M-1,  Class M-2 and Class M-3  Certificates  (collectively, the "Class M Certificates"),  and Class B-1, Class B-2 and Class B-3 Certificates  (collectively,  the "Class B
Certificates")  representing  beneficial  ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").
               D.     In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the Class I-A-P Certificates,  Class I-A-V Certificates,  Class II-A-P Certificates, Class II-A-V Certificates,
Class III-A-P Certificates,  Class III-A-V  Certificates,  Class V-A-P, Class V-A-V and a de minimis portion of each of the Class R-I, Class R-II and Class R-III Certificates.
               E.     In  connection  with  the  purchase  of  the  Mortgage  Loans  and  the  issuance  of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

               F.     The Company and RFC intend  that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

               NOW THEREFORE,  in  consideration  of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1.     All  capitalized  terms used but not  defined  herein  shall have the  meanings  assigned thereto in the Pooling and Servicing Agreement.

               2.     Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal,  and with respect to the Sharia  Mortgage  Loans,  all amounts in respect of profit payments and acquisition  payments,  received  on or with  respect to the  Mortgage  Loans  after  March 1, 2007 (other than payments of principal and interest,  and with respect to the Sharia Mortgage  Loans,  all amounts in respect of profit  payments  and  acquisition  payments,  due on the  Mortgage  Loans on or  before  March 31,  2007).  In consideration  of such assignment,  RFC or its designee will receive from the Company in immediately  available funds an amount equal to  $704,450,417.80,  the Class I-A-P,  Class I-A-V,  Class II-A-P,  Class II-A-V,  Class
III-A-P,  Class  III-A-V,  Class V-A-P and Class  V-A-V  Certificates  and a de minimis  portion of each of the
Class R-I, Class R-II and Class R-III  Certificates.  In connection  with such  assignment and at the Company's direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the  related  Mortgage  Note  (other than any
Destroyed  Mortgage  Note) to the order of the Trustee and  delivered an  assignment  of mortgage in recordable form to the Trustee or its agent.

               RFC and the Company agree that the sale of each Pledged  Asset Loan  pursuant to this  Agreement will also  constitute the  assignment,  sale,  setting-over,  transfer and  conveyance to the Company,  without recourse (but subject to RFC's covenants,  representations  and warranties  specifically  provided herein),  of all of RFC's obligations and all of RFC's right,  title and interest in, to and under,  whether now existing or hereafter  acquired  as owner of such  Pledged  Asset  Loan  with  respect  to any and all  money,  securities, security entitlements,  accounts, general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities contracts, and other investment property and other property of whatever  kind or  description  consisting  of,  arising  from or related  to, (i) the  Credit  Support  Pledge
Agreement,  the Funding and Pledge  Agreement  among the Mortgagor or other Person pledging the related Pledged
Assets  (the  "Customer"),  Combined  Collateral  LLC and  National  Financial  Services  Corporation,  and the
Additional  Collateral  Agreement  between GMAC  Mortgage,  LLC and the Customer  (collectively,  the "Assigned
Contracts"),  (ii) all  rights,  powers and  remedies  of RFC as owner of such  Pledged  Asset Loan under or in connection  with the  Assigned  Contracts,  whether  arising  under the terms of such  Assigned  Contracts,  by statute,  at law or in equity,  or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including  all rights to exercise any election or option or to make any decision or determination or to give or receive any notice,  consent,  approval or waiver thereunder,  (iii) the Pledged
Amounts and all money, securities, security entitlements,  accounts, general intangibles,  payment intangibles,
instruments,   documents,  deposit  accounts,   certificates  of  deposit,  commodities  contracts,  and  other investment  property and other property of whatever kind or description  and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion  rights,  rights to subscribe,  liquidation dividends or preferences,  stock dividends,  rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest  payments or other  distributions  of cash or other  property  that secures a Pledged  Asset
Loan, (iv) all documents,  books and records concerning the foregoing (including all computer programs,  tapes, disks and related items containing any such  information) and (v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities Investor Protection  Corporation or any other insurance  company) of any of the foregoing or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds  and the  conversion,  voluntary  or  involuntary,  of any  thereof.  The  foregoing  transfer,  sale, assignment and conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection  with the Pledged Assets or under any agreement or instrument  relating thereto,  including any obligation to the Mortgagor,  other than as owner of the Pledged Asset Loan.

               The  Company and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a  pledge  of the  Mortgage  Loans  by RFC to the  Company  to  secure  a debt  or  other  obligation  of  RFC.
Nonetheless,  (a) this  Agreement  is intended to be and hereby is a security  agreement  within the meaning of
Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other applicable  jurisdiction;  (b) the  conveyance  provided for in this Section  shall be deemed to be, and hereby is, a grant by RFC to the Company of a security  interest in all of RFC's right,  title and  interest,  whether now owned or hereafter acquired,  in and to any and all general  intangibles,  payment  intangibles,  accounts, chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property  consisting  of,  arising  from or  relating to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to each Cooperative Loan, the related Mortgage
Note, Security Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease,
any insurance  policies and all other  documents in the related  Mortgage  File and  (ii) with  respect to each
Sharia   Mortgage  loan,  the  related  Sharia  Mortgage  Loan  Security   Instrument,   Sharia  Mortgage  Loan
Co-Ownership,  Obligation to Pay,  Assignment  Agreement and  Amendment of Security  Instrument,  any insurance policies and all other  documents in the related  Mortgage  File and (iii) with respect to each  Mortgage  Loan other than a  Cooperative  Loan or a Sharia  Mortgage  Loan,  the related  Mortgage  Note,  the  Mortgage,  any insurance  policies and all other documents in the related  Mortgage File,  (B) all monies due or to become due pursuant to the Mortgage  Loans in accordance  with the terms thereof and (C) all  proceeds of the  conversion, voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other  property,  including without  limitation all amounts from time to time held or invested in the Certificate  Account or the Custodial
Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the
Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute instruments,  money, payment intangibles,  negotiable documents, goods, deposit accounts, letters of credit,  advices of credit,  investment  property  or chattel  paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated  by such secured  party,  for purposes of perfecting the security interest pursuant to the Minnesota Uniform  Commercial Code and the Uniform  Commercial
Code of any other applicable  jurisdiction  (including,  without  limitation,  Sections 8-106,  9-313 and 9-106
thereof);  and  (d) notifications  to  persons  holding  such  property,   and  acknowledgments,   receipts  or
confirmations  from persons  holding  such  property,  shall be deemed  notifications  to, or  acknowledgments, receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable)  the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall,  to the extent  consistent  with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such  security  interest  would be  determined  to be a perfected  security interest of first  priority  under  applicable  law and will be maintained as such  throughout the term of this
Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed,  at the expense of RFC, all filings  necessary  to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Company's  security interest in or lien on the Mortgage  Loans,  including  without  limitation  (x) continuation  statements,  and (y) such other  statements  as may be  occasioned  by (1) any  change of name of RFC or the Company,  (2) any  change of location  of the state of  formation,  place of  business  or the chief  executive  office of RFC,  or  (3) any transfer of any interest of RFC in any Mortgage Loan.

               Notwithstanding  the  foregoing,  (i) the Master  Servicer  shall  retain all  servicing  rights
(including,  without  limitation,  primary  servicing and master  servicing)  relating to or arising out of the
Mortgage  Loans,  and all  rights to receive  servicing  fees,  servicing  income  and other  payments  made as compensation for such servicing granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions set forth therein  (collectively,  the "Servicing Rights") and (ii) the Servicing Rights are not
included  in the  collateral  in which RFC grants a security  interest  pursuant to the  immediately  preceding paragraph.

               3.     Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC without  recourse all of its right,  title and interest in and to the Class I-A-P,  Class I-A-V,  Class II-A-P,
Class II-A-V, Class III-A-P, Class III-A-V,  Class V-A-P Certificates,  Class V-A-V and a de minimis portion of each of the Class R-I, Class R-II and Class R-III  Certificates as part of the consideration  payable to RFC by the Company pursuant to this Agreement.

               4.     RFC represents  and warrants to the Company that on the date of execution  hereof (or, if otherwise specified below, as of the date so specified):

                      (a)    The  information  set forth in Exhibit One to the Series  Supplement  with respect to each  Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material respects, at the date or dates respecting which such information is furnished;

                      (b)    Each  Mortgage  Loan is  required  to be covered by a  standard  hazard  insurance policy.  Each Group I Loan with a  Loan-to-Value  Ratio at origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering at least 35% of the principal  balance of the Group I Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  at least 30% of the principal balance of the Group I Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%, at least 25% of the balance if the  Loan-to-Value  Ratio is between  90.00% and 85.01% and at least 12% of the  balance  if the  Loan-to-Value  Ratio  is  between  85.00%  and  80.01%.  Except  in the  case  of approximately  0.1% of the  principal  balance  of the  Group  II  Loans,  each  Group  II Loan  with a
        Loan-to-Value  Ratio at  origination  in excess of 80% will be  insured by a Primary  Insurance  Policy covering  at  least  35%  of  the  principal  balance  of the  Group  II  Loan  at  origination  if the
        Loan-to-Value  Ratio is between 100.00% and 95.01%,  at least 30% of the principal balance of the Group
        II Loan at origination  if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  at least 25% of the balance if the Loan-to-Value  Ratio is between 90.00% and 85.01% and at least 12% of the balance if the
        Loan-to-Value  Ratio is between 85.00% and 80.01%.  Each Group III Loan with a  Loan-to-Value  Ratio at origination  in excess of 80% will be insured by a Primary  Insurance  Policy  covering at least 35% of the  principal  balance  of the Group III Loan at  origination  if the  Loan-to-Value  Ratio is between
        100.00% and 95.01%,  at least 30% of the principal  balance of the Group III Loan at origination if the
        Loan-to-Value  Ratio is between  95.00% and 90.01%,  at least 25% of the  balance if the  Loan-to-Value
        Ratio is  between  90.00% and 85.01%  and at least 12% of the  balance  if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.  Each Group IV Loan with a  Loan-to-Value  Ratio at origination in excess of
        80% will be insured by a Primary  Insurance  Policy  covering at least 35% of the principal  balance of the Group IV Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  at least
        30% of the principal balance of the Group IV Loan at origination if the Loan-to-Value  Ratio is between
        95.00% and 90.01%, at least 25% of the balance if the Loan-to-Value  Ratio is between 90.00% and 85.01%
        and at least 12% of the balance if the Loan-to-Value  Ratio is between 85.00% and 80.01%.  Each Group V
        Loan with a Loan-to-Value  Ratio at origination in excess of 80% will be insured by a Primary Insurance
        Policy  covering  at least  30% of the  principal  balance  of the Group V Loan at  origination  if the
        Loan-to-Value  Ratio is between 100.00% and 95.01%,  at least 25% of the principal balance of the Group
        V Loan at origination  if the  Loan-to-Value  Ratio is between  95.00% and 90.01%,  at least 12% of the balance if the  Loan-to-Value  Ratio is between 90.00% and 85.01% and at least 6% of the balance if the
        Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the Company's  knowledge,  each such
        Primary  Insurance  Policy is in full force and effect and the  Trustee  is  entitled  to the  benefits thereunder;

                       (c)   Each Primary  Insurance  Policy  insures the named insured and its  successors and assigns,  and the issuer of the Primary  Insurance Policy is an insurance  company whose  claims-paying ability is currently acceptable to the Rating Agencies;

                      (d)    Immediately  prior to the  assignment  of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien, encumbrance or security  interest  (other than rights to servicing and related  compensation  and, with respect to certain  Mortgage Loans, the monthly payment due on the first Due Date following the Cut-off
        Date),  and no  action  has been  taken or failed to be taken by RFC that  would  materially  adversely affect  the  enforceability  of any  Mortgage  Loan  or the  interests  therein  of any  holder  of the
        Certificates;

                      (e)    None  of the  Mortgage  Loans  were 30 or  more  days  delinquent  in  payment  of principal  and interest as of the Cut-off Date and no Mortgage  Loan has been so  delinquent  more than once in the 12-month period prior to the Cut-off Date;

                      (f)    Subject  to  clause  (e) above as  respects  delinquencies,  there is no  default, breach,  violation or event of  acceleration  existing under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach, violation or event of  acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by the Seller or by any other entity  involved in  originating  or servicing a Mortgage
        Loan;

                      (g)    There is no delinquent tax or assessment lien against any Mortgaged Property;

                      (h)    No Mortgagor has any right of offset,  defense or  counterclaim  as to the related
        Mortgage  Note or  Mortgage  except as may be  provided  under the  Servicemembers  Civil  Relief  Act, formerly  known as the  Soldiers' and Sailors'  Civil Relief Act of 1940,  as amended,  and except with respect to any buydown agreement for a Buydown Mortgage Loan;

                      (i)    There are no  mechanics'  liens or claims for work,  labor or  material  affecting any  Mortgaged  Property  which are or may be a lien prior to, or equal  with,  the lien of the related
        Mortgage,  except  such  liens that are  insured or  indemnified  against by a title  insurance  policy described under clause (aa) below;

                      (j)    Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of condemnation  has been given with  respect  thereto and RFC knows of nothing  involving  any  Mortgaged
        Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any Mortgaged Property;

                      (k)    Each  Mortgage  Loan at the time it was made  complied  in all  material  respects with  applicable  local,  state,  and federal  laws,  including,  but not  limited  to, all  applicable anti-predatory lending laws;

                      (l)    Each Mortgage  contains  customary  and  enforceable  provisions  which render the rights and  remedies  of the holder  adequate  to realize  the  benefits  of the  security  against the
        Mortgaged  Property,  including  (i) in the case of a Mortgage  that is a deed of trust,  by  trustee's sale,  (ii) by  summary  foreclosure,  if  available  under  applicable  law,  and (iii)  otherwise  by foreclosure,  and there is no  homestead  or other  exemption  available  to the  Mortgagor  that would interfere with such right to sell at a trustee's sale or right to foreclosure,  subject in each case to applicable  federal and state laws and  judicial  precedents  with respect to  bankruptcy  and right of redemption;

                      (m)    With respect to each  Mortgage that is a deed of trust,  a trustee duly  qualified under  applicable  law to serve as such is  properly  named,  designated  and  serving,  and  except in connection  with a trustee's sale after default by a Mortgagor,  no fees or expenses are payable by the
        Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                      (n)    The  Mortgage  Loans  are  conventional,   fixed  rate,  fully-amortizing,   first
        mortgage  loans  having  terms to  maturity of not more than 30 years from the date of  origination  or modification  with monthly  payments  due,  with respect to a majority of the  Mortgage  Loans,  on the first day of each month;

                      (o)    No Mortgage Loan provides for deferred interest or negative amortization;

                      (p)    If any of the  Mortgage  Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for  residential  properties is an accepted practice in the area where the related  Mortgaged  Property  is located;  residential  property in such area consisting of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any provision of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not  terminate  less than ten years after the maturity date of such Mortgage Loan;

                      (q)    Each Assigned  Contract  relating to each Pledged  Asset Loan is a valid,  binding and legally enforceable obligation of the parties thereto,  enforceable in accordance with their terms, except as limited by bankruptcy,  insolvency or other similar laws affecting  generally the enforcement of creditor's rights;

                      (r)    The  Assignor  is the holder of all of the right,  title and  interest as owner of each Pledged  Asset Loan in and to each of the  Assigned  Contracts  delivered  and sold to the Company hereunder,  and the assignment  hereof by RFC validly  transfers such right,  title and interest to the
        Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                      (s)    The full amount of the  Pledged  Amount with  respect to such  Pledged  Asset Loan has been  deposited with the custodian  under the Credit Support Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

                      (t)    RFC is a member of MERS,  in good  standing,  and  current  in payment of all fees and  assessments  imposed by MERS, and has complied with all rules and procedures of MERS in connection with its  assignment  to the Trustee as  assignee of the  Depositor  of the  Mortgage  relating to each
        Mortgage  Loan that is  registered  with  MERS,  including,  among  other  things,  that RFC shall have confirmed  the  transfer to the  Trustee,  as assignee of the  Depositor,  of the Mortgage on the MERS(R)
        System;

                      (u)    No  instrument  of release  or waiver has been  executed  in  connection  with the
        Mortgage  Loans,  and no  Mortgagor  has been  released,  in whole or in part from its  obligations  in connection with a Mortgage Loan;

                      (v)    With respect to each  Mortgage  Loan,  either (i) the  Mortgage  Loan is assumable pursuant to the terms of the Mortgage  Note, or (ii) the Mortgage  Loan contains a customary  provision for the acceleration of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                      (w)    The  proceeds  of the  Mortgage  Loan  have  been  fully  disbursed,  there  is no requirement  for future  advances  thereunder  and any and all  requirements  as to  completion  of any on-site or off-site  improvements and as to  disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly Payments pending  completion of such improvements) have been complied with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid;

                      (x)    Except with respect to  approximately  3.27% of the Mortgage Loans,  the appraisal was made by an  appraiser  who meets the minimum  qualifications  for  appraisers  as  specified in the
        Program Guide;

                      (y)    To the best of RFC's knowledge,  any escrow arrangements  established with respect to any Mortgage Loan are in compliance  with all  applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

                      (z)    Each Mortgage Loan was originated (1) by a savings and loan  association,  savings bank,  commercial bank, credit union,  insurance company or similar  institution that is supervised and examined by a federal or state authority,  (2) by a mortgagee approved by the Secretary of HUD pursuant to  Sections  203 and 211 of the  National  Housing  Act, as  amended,  or (3) by a mortgage  broker or correspondent  lender  in a manner  such that the  Certificates  would  qualify  as  "mortgage  related securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

                      (aa)   All  improvements  which were considered in determining the Appraised Value of the
        Mortgaged  Properties  lie wholly  within the  boundaries  and the  building  restriction  lines of the
        Mortgaged Properties,  or the policy of title insurance affirmatively insures against loss or damage by reason of any violation,  variation,  encroachment or adverse  circumstance that either is disclosed or would have been disclosed by an accurate survey;

                      (bb)   Each  Mortgage  Note  and  Mortgage   constitutes  a  legal,   valid  and  binding
        obligation of the Borrower,  or the consumer in the case of the Sharia Mortgage  Loans,  enforceable in accordance  with its terms except as limited by bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                      (cc)   None  of  the  Mortgage  Loans  are  subject  to the  Home  Ownership  and  Equity
        Protection Act of 1994;

                      (dd)   None of the Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of such loan,  are  referred to as (1) "high cost" or  "covered"
        loans or (2) any other  similar  designation  if the law imposes  greater  restrictions  or  additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

                      (ee)   None of the Mortgage  Loans secured by a property  located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003;

                      (ff)   No  Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now Version 5.7
        Revised,  Appendix E (attached hereto as Exhibit A)); provided that no  representation  and warranty is made in this clause (ff) with respect to 0.1% of the Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property located in the State of West Virginia  [proviso relating to the State of Kansas intentionally omitted].

                      (gg)   With respect to each Sharia Mortgage Loan, mortgage  pass-through  certificates or notes  representing  interests in mortgage loans that are in all material  respects of the same type as the Mortgage Loans, and which are structured to be permissible  under Islamic law utilizing a declining balance co-ownership structure,  have been, for at least one year prior to the date hereof, (a) held by investors other than employee benefit plans,  and (b) rated at least BBB- or Baa3, as applicable,  by a
        Rating Agency; and

                      (hh)   No fraud or  misrepresentation  has taken place in connection with the origination of any Mortgage Loan.

               RFC shall provide  written notice to GMAC  Mortgage,  LLC of the sale of each Pledged Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the Pooling and  Servicing  Agreement,  and shall  maintain  the Schedule of  Additional  Owner  Mortgage  Loans (as defined in the Credit  Support  Pledge
Agreement),  showing the Trustee as the  Additional  Owner of each such Pledged  Asset Loan,  all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

               Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach  of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan which  materially  and  adversely affects the  interests of any holders of the  Certificates  or of the Company in such Mortgage Loan or upon the occurrence of a Repurchase  Event  (hereinafter  defined),  notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase Event in all material  respects or, either
(i) purchase such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the
Purchase  Price for such Mortgage  Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for
such  Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and
Servicing  Agreement.  If the  breach of  representation  and  warranty  that gave  rise to the  obligation  to repurchase or substitute a Mortgage  Loan  pursuant to this Section 4 was the  representation  and warranty set forth in clause (k) or (hh) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

               5.     With respect to each Mortgage Loan, a first lien repurchase  event  ("Repurchase  Event")
shall have occurred if it is discovered  that,  as of the date  thereof,  the related  Mortgage was not a valid first  lien on the  related  Mortgaged  Property  subject  only to (i) the  lien  of real  property  taxes  and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording of such  Mortgage and such  permissible  title exceptions  as are listed in the Program Guide and (iii) other  matters to which like  properties  are commonly subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the Mortgaged
Property.  In addition,  with respect to any Mortgage  Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such
Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related Mortgage is materially adversely  affected by the absence of the original  Mortgage  Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to repurchase  or substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

               6.     This  Agreement  shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

               IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement on the date first written above.

                                               RESIDENTIAL FUNDING COMPANY, LLC

                                               By:        /s/Marguerite Steffes
                                                   Name:  Marguerite Steffes                 Title:  Associate

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:        /s/Heather Anderson
                                                   Name:  Heather Anderson
                                                   Title: Vice President

                                                   EXHIBIT A

                               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                  FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                 REVISED October 20, 2006

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the  Jurisdictions  listed below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds set forth in those laws.  Note that certain loans classified  by the  relevant  statute as Covered are  included  in  Standard & Poor's  High Cost Loan  Category because they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
                             Indiana Home Loan Practices Act, Ind.
Indiana                      Code Ann.ss.ss.24-9-1-1 et seq.            High Cost Home Loans

                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Rhode Island                 Rhode Island Home Loan Protection Act,   High Cost Home Loan
                             R.I. Gen. Lawsss.ss.34-25.2-1 et seq.
                             Effective December 31, 2006
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Tennessee                    Tennessee Home Loan Protection Act,      High Cost Home Loan
                             Tenn. Code Ann.ss.ss.45-20-101 et seq.
                             Effective January 1, 2007
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------